Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Cash and cash equivalents.
Cash and cash equivalents

8      Cash and cash equivalents

  Composition

The balance of this account comprises the following amounts:

	December 31, 2021	December 31, 2020
Cash	100	13
Bank account	17,772	10,996
Financial investments (i)	292,021	300,147
	309,893	311,156

(i)  The Company invests in short-term fixed income investment funds with daily liquidity and no material risk of change in value. Financial investments presented an average gross yield of 105.2% of the annual CDI rate on December 31, 2021 (101.7% on December 31, 2020). All investments are highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value and correspond to the cash obligations for the period.